United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 18, 2021

Date of Report (Date of earliest event reported)

American Acquisition Opportunity Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	AMAO	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AMAOW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. American Acquisition Opportunity Inc. (the “Company”) had previously classified its private placement warrants and public warrants (collectively, the “Warrants”) as equity in prior public filings. For a full description of the Company’s warrants, please refer to the Company’s final prospectus filed in connection with its initial public offering (“IPO”) on March 17, 2021 (“Final Prospectus”). At issuance on March 17, 2021, the Warrants were accounted for as equity within the Company’s balance sheet.

On October 18, 2021, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management and the Company’s independent registered public accounting firm, BF Borgers CPA, PC, that (a) the Company’s audited balance sheet as of March 17, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2021 (the “Form 8-K”), and (b) the Company’s quarterly unaudited financial statements and related footnotes, as of, and for the periods ended, March 31, 2021 and June 30, 2021 (the “Quarterly Reports”), should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement.

The Company intends to file amendments to its Quarterly Reports for the quarterly periods ended March 31, 2021 and June 30, 2021 (the “Affected Periods”) reflecting this reclassification of the Warrants.  The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the amended filings, including further describing the restatement and its impact on previously reported amounts.  Going forward, unless the Company amends the terms of its warrant agreement, the Company expects to continue to classify its warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on the Company’s results of operations.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2021	AMERICAN ACQUISITION OPPORTUNITY INC.

	By:	/s/ Mark C. Jensen
	Name:	Mark C. Jensen
	Title:	Chief Executive Officer

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